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                                                                   EXHIBIT 10.16

                                 LEASE ADDENDUM



         This Addendum is hereby incorporated into the Lease Agreement dated October 1, 1999, between Atrium Northeast Limited Partnership, the Landlord, and Integrated Business Systems & Services, Inc., the Tenant.

         Whereas the above noted parties wish to enter into a Lease space expansion agreement in the facility known as the Atrium Northeast Office Building at 115 Atrium Way, Columbia, South Carolina.

         Now and therefore the following provisions are agreed:

         1. This Lease Addendum will be effective beginning March 1, 2000, and continue in effect through the existing Lease term of October 31, 2004.

         2. The Tenant has determined to expand its space to suite 207. Accordingly, the leased premises will be expanded, in its as is condition, by the addition of the suite's area totaling 1,350 rentable square feet.
The new rentable area will total 19,474 rentable square feet.

         3. The pro-rata share is .34, or 34%, percent.

         4. Base rental will be adjusted to $24,748.21 per month March 1, 2000, through October 31, 2000. Base Rental increases November 1, 2000, through October 31, 2001 to $25,153.93 per month. Base Rental increases November 1, 2001, through October 31, 2004, to $25,559.63 per month. First year's Annual Base Rental is $296,978.50. Second year's Annual Base Rental increases to $301,847.00. Third through fifth year's Annual Base Rental increases to $306,715.50.

         5. Landlord will provide an allowance of $6,075.00 to be used for improvements to premises.

         Except as outlined above, all terms and conditions of the original Integrated Business Systems & Services, Inc., Lease shall remain in full force and effect.

Agreed this ___ day of February, 2000, by and between


ATRIUM NORTHEAST LIMITED PARTNERSHIP

BY:
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ITS:
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INTEGRATED BUSINESS SYSTEMS & SERVICES, INC.

BY:
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ITS:
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